SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2014

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Vectren Corporation (the Company) announced on August 27, 2014, that its two natural gas utilities in Indiana, Vectren Energy Delivery of Indiana - North (Vectren North) and Vectren Energy Delivery of Indiana - South (Vectren South),  received Indiana Utility Regulatory Commission (IURC) approval of its robust gas infrastructure improvement strategy over the next seven years to comply with federal pipeline safety rules and to ensure its natural gas customers continue to receive safe, reliable gas service.

Pursuant to recent legislation supporting infrastructure improvements, the IURC has approved timely recovery of the companies’ costs for system upgrades through a regulatory filing every six months. For residential customers, the costs will be recovered through a fixed charge included in monthly bills; as such, residential customers’ costs will not vary with the level of their gas usage. Gas bills will not be adjusted for these expenditures until 2015, and those adjustments will continue with modest increases in subsequent years (through 2021) as the improvement projects are completed. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.  These cautionary statements are attached as Exhibit 99.2.

Item 9.01  Exhibits

 (d) Exhibits
The exhibit listed below is filed herewith.

Exhibit Number	Description

99.1	Vectren Corporation announces receipt of regulatory approval for 7-year gas utility infrastructure improvement plans in Indiana
99.2	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
August 28, 2014

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

The following Exhibit is filed as part of this Report to the extent described in Item 8.01:

Exhibit Number	Description

99.1	Vectren Corporation announces receipt of regulatory approval for 7-year gas utility infrastructure improvement plans in Indiana
99.2	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995